SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2004

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia

001-16483

52-2284372

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois		60093-2753
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (847) 646-2000

(Former name or former address, if changed since last report.)

Item 7.                     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

99.1.        Earnings Release dated July 19, 2004 (furnished pursuant to Item 12).

Item 12.              Results of Operations and Financial Condition.

On July 19, 2004, Kraft Foods Inc. issued an earnings release announcing its financial results for the quarter ended June 30, 2004.  A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

	By:	/s/ JAMES P. DOLLIVE
	Name:	James P. Dollive
	Title:	Executive Vice President and Chief Financial Officer

DATE: July 19, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release dated July 19, 2004.